UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2008

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

        Delaware                   1-5740                 95-2039518
     (State or other      (Commission File Number)     (I.R.S. Employer
      jurisdiction                                   Identification No.)
   of incorporation or
      organization)

        15660 North Dallas Parkway
                Suite 850
              Dallas, Texas                                 75248
     (Address of principal executive offices)             (Zip Code)


                                 (972) 385-2810
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Appointment of
            Principal Officers; Compensatory Arrangements of Certain Officers.

Executive Bonuses
-----------------

            Pursuant to the 2001 Omnibus Equity Incentive Plan, certain executive officers may earn a cash bonus if the Company achieves specific performance goals and objectives established by the Compensation Committee of the Board of Directors (the "Committee") at the beginning of each fiscal year. For fiscal 2007, the aggregate amount of the executive bonus pool depends upon the amount by which (i) the Company's revenue growth in 2007 exceeds that of the Company's industry (for 2007, the percentage increase was based on a weighted average in which the market for discrete products accounted for 80% and the market for analog products accounted for 20%) and (ii) the Company's net income for 2007 exceeds that of the prior year indexed to the industry revenue growth. At the end of the fiscal year, the Committee allocates the bonus pool among the executive officers based on the contribution made by each officer to the achievement of the Company's performance. For fiscal 2007, the executive bonus pool was $3,306,000, of which the Committee awarded $3,062,500.

            The Committee has awarded the following cash bonuses to executive officers for services rendered in fiscal 2007:

Name                          Position                               Amount
---------------------------   ------------------------------------   -----------
Keh-Shew Lu                   President and Chief                    $   953,892
                              Executive Officer

Joseph Liu                    Senior Vice President - Operations         431,762

Mark A. King                  Senior Vice President - Sales              351,434
                              and Marketing

Carl C. Wertz                 Chief Financial Officer,                   251,024
                              Secretary and Treasurer

Richard D. White              Senior Vice President - Finance            331,352

Steven Ho                     Asia President and Vice President          271,106
                              - Asia Sales and Marketing

Edmund Tang                   Vice President - Corporate                 271,106
                              Administration

Francis Tang                  Vice President - Product Development       200,819
                                                                     -----------

                                                                     $ 3,062,500
                                                                     ===========


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DIODES INCORPORATED

Date: February 29, 2008                  By  /s/ Carl C. Wertz
                                            -----------------------------------
                                            Carl C. Wertz,
                                            Chief Financial Officer


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